UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

SOLITON, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38815	36-4729076
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5304 ASHBROOK DRIVE, HOUSTON, TX 77081

(Address of principal executive offices and zip code)

(844) 705-4866

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SOLY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on December 16, 2021 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 8, 2021, among Soliton, Inc. (the “Company”), AbbVie Inc. (“AbbVie”) and Scout Merger Sub, Inc., a wholly owned subsidiary of AbbVie (“Merger Sub”). Pursuant to the Merger Agreement, at approximately 8:00 a.m., Eastern time on December 16, 2021 (the “Effective Time”), Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of AbbVie (the “Merger”). The following events took place in connection with the consummation of the Merger:

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon consummation of the Merger, at the Effective Time, each share of common stock of the Company issued and outstanding immediately prior to the Effective Time (other than shares owned by the Company, AbbVie, or Merger Sub (which were cancelled) and shares with respect to which appraisal rights were properly exercised and not withdrawn under Delaware law) was automatically converted into the right to receive $22.60 in cash, without interest (the “Merger Consideration”). Each stock option outstanding and unexercised immediately prior to the Effective Time was converted into the right to receive a cash payment, without interest, in an amount equal to the Merger Consideration minus the exercise price that would be due in cash upon exercise of such stock option. Each restricted stock unit award outstanding immediately prior to the Effective Time was converted into the right to receive a cash payment, without interest, in an amount equal to the Merger Consideration. Each warrant to purchase Company common stock outstanding and unexercised immediately prior to the Effective Time was converted into the right to receive a cash payment, without interest, in an amount equal to the excess of (i) the number of shares of common stock subject to the warrant, multiplied by the Merger Consideration, over (ii) the number of shares of common stock subject to the warrant, multiplied by the per share exercise price of such warrant.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2021 and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Merger, the Company notified the Nasdaq Stock Market LLC (“NASDAQ”) that each share of the Company’s common stock issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive the Merger Consideration, and requested that NASDAQ suspend trading of the Company’s common stock on NASDAQ prior to the opening of trading on December 16, 2021. The Company also requested that NASDAQ file a notification of removal from listing on Form 25 with the SEC with respect to the Company’s common stock in order to effect the delisting of the Company’s common stock from NASDAQ. Such delisting will result in the termination of the registration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 requesting the termination of registration of the Company’s common stock under Section 12(g) of the Exchange Act and the termination and suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act, respectively.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, holders of the Company’s common stock, stock options, warrants and restricted stock unit awards immediately before the Effective Time ceased to have any rights as stockholders in the Company (other than their right to receive the consideration pursuant to the Merger Agreement).

Item 5.01. Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03, and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, as contemplated by the Merger Agreement, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of AbbVie. The aggregate Merger Consideration payable by AbbVie is approximately $573 million, which consideration AbbVie funded with cash on hand.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, all of the Company’s directors voluntarily resigned from the Company’s Board of Directors and the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company. These resignations were in connection with the Merger and were not due to disagreement or dispute with the Company on any matter. At the Effective Time, the Company’s officers were designated by AbbVie and the Company’s Board to continue to be officers of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. The amended and restated certificate of incorporation and bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 8, 2021, among AbbVie Inc., Scout Merger Sub, Inc. and Soliton, Inc. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed on May 10, 2021).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soliton, Inc.

December 16, 2021	By:	/s/ Robert A. Michael
Robert A. Michael
President